                                                                    EXHIBIT 99.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18.U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, James R. Ladd, certify that:

1. I have read this quarterly report on Form 10-Q of BSQUARE Corporation;

2. To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of March 31, 2003.

Date: May 8, 2003



/s/ James R. Ladd
-----------------------
James R. Ladd,
Chief Financial Officer